Exhibit 99.2 Webull Corporation: Investor Presentation February 2024

Disclaimer THIS PRESENTATION AND ITS CONTENTS ARE CONFIDENTIAL AND ARE NOT FOR RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, TO ANY OTHER PERSON OR IN OR INTO OR FROM ANY JURISDICTION WHERE SUCH RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION IS UNLAWFUL. PERSONS INTO WHOSE POSSESSION THIS PRESENTATION COMES SHOULD INFORM THEMSELVES ABOUT, AND OBSERVE, ANY SUCH RESTRICTIONS. THIS PRESENTATION IS NOT AN OFFER OR AN INVITATION TO BUY, SELL OR SUBSCRIBE FOR SECURITIES. About this Presentation. This Presentation has been prepared by SK Growth Opportunities Corporation (“SPAC” or “SKGR”) and Webull Corporation (the “Company”, “we” or “Webull”) in connection with a potential business combination involving SPAC and the Company (the “Transaction” or the “Business Combination”). This Presentation is preliminary in nature and solely for information and discussion purposes and must not be relied upon for any other purpose. For the purpose of this notice, “Presentation” shall mean and include the slides that follow, the oral presentation of the slides by members of SPAC or the Company or any person on their behalf, the question-and-answer session that follows that oral presentation, copies of this document and any materials distributed at, or in connection with, that presentation. By accepting this Presentation, participating in the meeting, or by reading the Presentation slides, you will be deemed to have (i) acknowledged and agreed to the following conditions, limitations and notifications and made the following undertakings, and (ii)acknowledged that you understand the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of this Presentation. This Presentation does not constitute (i) an offer or invitation for the sale or purchase of the securities, assets or business described herein or a commitment of the Company or SPAC with respect to any of the foregoing, or (ii) a solicitation of proxy, consent or authorization with respect to any securities or in respect of the Transaction, and this Presentation shall not form the basis of any contract, commitment or investment decision and does not constitute either advice or recommendation regarding any securities. The Company and SPAC expressly reserve the right, at any time and in any respect, to amend or terminate this process, to terminate discussions with any or all potential investors, to accept or reject any proposals and to negotiate with, or cease negotiations with, any party regarding a transaction involving the Company and SPAC. Any offer to sell securities will be made only pursuant to a definitive subscription agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated there under (collectively, the “Securities Act”), for offers and sales of securities that do not involve a public offering. Furthermore, all or a portion of the information contained in this Presentation may constitute material non-public information of the Company, SPAC and their respective affiliates, and other parties that may be referred to in the context of those discussions. By your receipt of this Presentation, you acknowledge that applicable securities laws restrict a person from purchasing or selling securities of a person with tradeable securities from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Except where otherwise indicated, this Presentation speaks as of the date hereof. The information contained in this Presentation replaces and supersedes, in its entirety, information of all prior versions of similar presentations. This Presentation does not purport to contain all information that may be required for or relevant to an evaluation of the Transaction. No representation or warranty, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information, or opinions contained herein. Neither the Company, SPAC, nor any of their respective directors, officers, partners, employees, affiliates, agents, advisors or representatives shall have any responsibility or liability whatsoever (for negligence or otherwise) for any loss howsoever arising from any use of this Presentation or its contents or otherwise arising in connection with this Presentation. The information set out herein has not been independently verified and may be subject to updating, completion, revision and amendment and such information may change materially. Further, this Presentation should not be construed as legal, tax, investment or other advice, and should not be relied upon to form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. You will be responsible for conducting any investigations and analysis that is deemed appropriate and should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and must make your own investment decision and perform your own independent investigation and analysis with respect to the Transaction, any investment in SPAC or the Company and the transactions contemplated in this Presentation. SPAC and the Company reserve the right to amend or replace this Presentation at any time but none of SPAC and the Company, their respective subsidiaries, affiliates, legal advisors, financial advisors or agents shall have any obligation to update or supplement any content set forth in this Presentation or otherwise provide any additional information to you in connection with the Transaction should circumstances, management’s estimates or opinions change or any information provided in this Presentation become inaccurate. Confidential Information. The information contained in this Presentation is confidential and being provided to you solely for the purpose of assisting you in familiarizing yourself with SPAC and the Company in connection with the Transaction. This Presentation shall remain the property of the Company and the Company reserves the right to require the return of this Presentation (together with any copies or extracts thereof) at any time. Neither this Presentation nor any of its contents may be disclosed or used for any purposes other than information and discussion purposes without the prior written consent of SPAC and the Company. You agree that you will not copy, reproduce or distribute this Presentation, in whole or in part, to other persons or entities at any time without the prior written consent of SPAC and the Company. Any unauthorized distribution or reproduction of any part of this Presentation may result in a violation of the Securities Act. 1

Disclaimer (cont’d) Forward-Looking Statements. Certain statements included in this Presentation are forward-looking statements. All statements other than statements of historical fact contained in this Presentation, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of the Company, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or other similar expressions. All forward-looking statements are based upon current estimates and forecasts and reflect the views, assumptions, expectations, and opinions of SPAC and the Company as of the date of this Presentation, and are therefore subject to a number of factors, risks and uncertainties, some of which are not currently known to SPAC or the Company. Some of these factors include, but are not limited to: Webull’s mission, goals and strategies, Webull’s future business development, financial condition and results of operations, expected growth of the global digital trading and investing services industry, expected changes in Webull’s revenues, costs or expenditures, Webull’s expectations regarding demand for and market acceptance of Webull’s products and service, Webull’s expectations regarding its relationships with users, customers and third- party business partners, competition in Webull’s industry, relevant government policies and regulations relating to Webull’s industry, general economic and business conditions globally and in jurisdictions where Webull operates, and assumptions underlying or related to any of the foregoing. The foregoing list of factors is not exhaustive. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of this Presentation, the “Risk Factors” section in the annual report on Form 10-K for year ended December 31, 2022 of SPAC, and the “Risk Factors” section of the proxy statement/prospectus on Form F-4 relating to the Transaction which is expected to be filed with the U.S. Securities and Exchange Commission (“SEC”), and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In light of these factors, risks and uncertainties, the forward-looking events and circumstances discussed in this Presentation may not occur, and any estimates, assumptions, expectations, forecasts, views or opinions set forth in this Presentation should be regarded as preliminary and for illustrative purposes only and accordingly, undue reliance should not be placed upon the forward-looking statements. SPAC and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible to predict all risks, nor assess the impact of all factors on the Company’s business or the extent to which any factor, or combination of factors, may cause the Company’s actual results, performance or financial condition to be materially different from the expected future results, performance of financial condition. In addition, the analyses of SPAC and the Company contained herein are not, and do not purport to be, appraisals of the securities, assets or business of the Company, SPAC or any other entity. There may be additional risks that neither SPAC nor the Company presently knows or that SPAC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s or SPAC’s assessment as of any date subsequent to the date of this Presentation. More generally, SPAC and the Company caution you against relying on these forward-looking statements, and SPAC and the Company qualify all of our forward-looking statements by these cautionary statements. Industry and Market Data. This Presentation also contains information, estimates and other statistical data derived from third party sources. Such information involves a number of assumptions and limitations, and due to the nature of the techniques and methodologies used in market research, Neither SPAC nor the Company can guarantee the accuracy of such information. You are cautioned not to give undue weight to such estimates. Neither SPAC nor the Company have commissioned any of the industry publications or other reports generated by third-party providers that are referred to in this Presentation. SPAC and the Company may have supplemented such information where necessary, taking into account publicly available information about other industry participants. Presentation of Financial Data. The financial information and data contained in this Presentation has not been audited in accordance with the standards of the Public Company Oversight Board (“PCAOB”) or prepared in accordance with Regulation S-X promulgated under the Securities Act (“Regulation S-X”). Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document filed or to be filed or furnished by the Company or SPAC with the SEC. Neither SPAC nor the Company can assure you that, had the financial information and data included in this Presentation been compliant with Regulation S-X and audited in accordance with PCAOB standards, there would not be differences, which differences could be material. 2

Disclaimer (cont’d) Additional Information. In connection with the Transaction, the SPAC and the Company intend to cause a registration statement on Form F-4 to be filed with the SEC, which will include a proxy statement to be distributed to SPAC’s shareholders in connection with SPAC’s solicitation for proxies for the vote by SPAC’s shareholders in connection with the Transaction. You are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because, among other things, they will contain updates to the financial, industry and other information herein as well as important information about SPAC, the Company and the Transaction. Shareholders of SPAC will be able to obtain a free copy of the proxy statement when filed, as well as other filings containing information about SPAC, the Company and the Transaction, without charge, at the SEC’s website located at www.sec.gov. Participants in Solicitation. SPAC, the Company and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from SPAC's shareholders in connection with the Transaction. You can find information about SPAC's directors and executive officers and their interest in SPAC can be found in SPAC's Annual Report on Form10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 29, 2023. A list of the names of the directors, executive officers, other members of management and employees of SPAC and the Company, as well as information regarding their interests in the Transaction, will be contained in the registration statement on FormF-4 to be filed with the SEC by the Company. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above. No Offer or Solicitation. This Presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. Trademarks. This Presentation may contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM© or ® symbols, but such references are not intended to indicate, in any way, that SPAC, the Company or the third parties will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owners or licensors to these trademarks, service marks , trade names and copyrights. Neither SPAC, the Company, nor any of their respective directors, officers, employees, affiliates, advisors, representatives or agents, makes any representation or warranty of any kind, express or implied, as to the value that may be realized in connection with the Transaction, the legal, regulatory, tax, financial, accounting or other effects of the Transaction or the timeliness, accuracy or completeness of the information contained in this Presentation, and none of them shall have any liability based on or arising from, in whole or in part, any information contained in, or omitted from, this Presentation or for any other written or oral communication transmitted to any person or entity in the course of its evaluation of the Transaction, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. 3

Vision Statement We strive to be the platform of choice for a new generation of investors by building an efficient, low- cost, and easy-to-use global investment platform 4

Today’s Presenters Anthony Denier H.C. Wang Richard Chin Derek Jensen President & Director CFO & Director CEO & Director CFO & Director 5

Blue-Chip Sponsorship and Full Alignment

SK Growth Opportunities

SK Growth Opportunities Corporation (NASDAQ: SKGR)



Richard Chin
CEO & Director

- President at SK hynix and Head of Global Development Group, led the development and execution of inorganic growth strategies for SK in the U.S.
- CEO of SK hynix America, CMO of SK hynix (world's 2nd largest memory semiconductor company)
- Spearheaded marketing efforts to expand SK's brand in the U.S. and globally
- Developed the U.S. market entrance strategy for SK telecom and led the development of organic growth engine solutions, establishment of venture capital operations, and execution of inorganic strategies adjacent to the wireless telecom industry as President of SK telecom Americas



Derek Jensen
CFO & Director

- Responsible for sourcing and executing mergers, acquisitions and strategic investments for SK in the US as VP of Corporate Development of Global Development Group
- Vice President of Corporate Business Development at Magic Leap and Head of M&A at GlobalFoundries
- Investment banking for Citigroup, UBS, and Deutsche Bank principally covering the semiconductor and electronics sectors

SK Group Highlights

92nd On the Fortune Global 500 List[2]

$150.9B Global Revenue[4]

70 Years Operating History

2nd Largest Conglomerate in South Korea[1]

198 Businesses across a variety of industries[3]

$246.9B Assets Globally[4]

Select SK Group investments across the FinTech space

consensys | Finnq | SPACEANDTIME™ | S^

Note: Metrics shown pertain to SK Group
[1] As of April 2023, in terms of total assets according to the Fair Trade Commission announcement
[2] Based on Fortune Global 500 List 2023
[3] As of April 2023
[4] As of 2022

6

Investment Highlights 1 ✓ 20M registered users globally 1 ✓ Licensed as broker-dealer in 10 major markets globally Leading Digital Trading Platform ✓ $371B in equity notional volumes and 430M options contracts traded through 2 the Webull platform annually 1 ✓ Advanced market data and charting tools from 42 exchanges ✓ Sleek and user-friendly interface across mobile, desktop and web applications Best-in-Class Product Offerings ✓ Professional-grade trading experience ✓ Well-positioned to capitalize on the industry tailwinds: • Digital interaction increasing retail participation Strong Industry Tailwinds • Accessibility of financial information • Globalization of retail investing ✓ Global shareholder base including: • General Atlantic • Coatue Management Blue-Chip Institutional Backing • Lightspeed Venture Partners • J. Rothschild Capital Management ✓ Seasoned global management team combining talents from both technology and financial service industries with a proven track record of Global Vision with Local Execution scaling and executing growth plans in local markets 1 As of Dec 31, 2023 2 For full year 2023 7

Company Overview 1

Who We Are A leading digital investment platform built upon a next-generation, global infrastructure Trading Learning Invest in stocks, ETFs, options, and more Stay informed with the latest news and market data, learn through practice, and share with other investors Stocks OTC Options Chart & Tools News Education ETFs Margin Fractional Shares paperTrading Community Futures Investing Tailored products to meet the needs of all types of investors Bank Sweep Recurring Webull Smart Retirement Product Investments Advisor Accounts (IRAs) 9

Our Journey

★ = Key Milestones

2016
- ★ Webull was founded by Alibaba veteran, Anquan Wang

2017
- Opened New York office

2018
- Obtained FINRA broker-dealer license
- ★ Launched trading services in the US

2019
- ★ Launched US option trading
- Obtained HK SFC Type 1 License

2020
- ★ Number of funded accounts exceeded 1M
- ★ Launched trading services in HK

2021
- ★ Raised Series C Round
- ★ Raised Series D Round
- Obtained Singapore CMS License
- Obtained Japan FSA Type I and Type II License

2022
- ★ Launched trading services in Singapore
- ★ Launched trading services in Australia
- Obtained ASIC AFS License
- Obtained UK FCA License
- Obtained Indonesia OJK License

2023
- ★ Launched trading services in Japan
- ★ Launched trading services in UK
- ★ Acquired Flink in Mexico
- ★ Agreed to acquire HH Picchioni CCVM in Brazil
- Received Approval-in-Principle for Malaysia CMS License
- Obtained Canada CIRO License



10

Webull Today 98% +22% Quarterly retention 40M+ rate for funded 4 1 accounts Downloads Globally 19.8M Cumulative 1 registered users 430M 627K Options 2,3 DARTs Contracts +15% +38% 2 Traded 4.3M $8.2B 1 2 Funded Accounts Customer Assets US$371B 2 Equity Notional Volumes = Year-over-Year Growth 1 As of Dec 31, 2023 2 For full year 2023 3 Daily Average Revenue Trades (“DARTs”) measures the number of customer trades executed during a given period divided by the number of trading days in that period (assuming 250 trading days for 2023) 4 As of Q4 2023. Retention rate is defined as 1 - churn rate, which refers to the ratio of churned accounts during the current quarter to the number of funded accounts at the end of the preceding quarter + new funded 11 accounts acquired during the current quarter

Global Operation Led by Highly Experienced Management Team

15
Operating Regions[1]

10
Licensed Markets[1]

40M+
Downloads Globally[1]

800+
Number of Employees[1]



London
Toronto
New York
St. Petersburg
Mexico City
Changsha
Tokyo
Hong Kong
Bangkok
Kuala Lumpur
Singapore
Jakarta
Sao Paulo
Johannesburg
Sydney
Operations Center
R&D Center

Global Management Team



Anquan Wang
Founder, CEO & Director
Alibaba, Mi



Anthony Denier
President & Director
ING, Credit Suisse, JonesTrading



H.C. Wang
CFO & Director
Goldman Sachs



Ben James
General Counsel & Director
KIRKLAND & ELLIS



Arianne Adams
CSO Webull US
Cboe, Goldman Sachs



Shen Lu
COO Webull Americas
Goldman Sachs, UBS, Fidelity



Bernard Teo
CEO Webull APAC
eastspring investments, Goldman Sachs, NOMURA

Licensed as broker-dealer in the United States, Canada, Hong Kong, Singapore, Japan, Australia, Indonesia, United Kingdom, South Africa, and Malaysia[2]

[1] As of Dec 31, 2023
[2] Approval-in-principle

12

Proven Platform Supported by Global Customers, Shareholders and Business Partners

Global Customers

"...loving the service and functionality, and the app itself runs super smoothly"



20 million
Registered Users Globally[1]

"The free features are already so comprehensive that it overshadows all the other free stock apps I have come across so far"

Global Shareholders

General Atlantic

Coatue

Lightspeed



US Investors
European Investors
Asian Investors
Webull
Leading Global Investors

J. Rothschild Capital Management

Gopher Asset Management

Global Business Partners

"Webull has been a great partner to Benzinga and Benzinga continues to go above and beyond to ensure Webull customers have the best information possible at their fingertips"

"Citadel Securities values its execution relationship with Webull"



Data Vendors
Market Makers
Exchanges
Clearing Partner
BENZINGA
CITADEL
NYSE
HKEX
SIG
Nasdaq
APEX

"Webull has been a tremendous partner in leveraging technology, education and high quality data to help retail investors around the globe make smarter investing decisions"

"They operate with scale, servicing millions of customers, and always come to the table with collaborative ideas to enhance the offerings on their platform"

[1] As of Dec 31, 2023

13

Awards and Recognition

2023 | US
Best in Class for Investor Community for 2023
Stockbrokers Annual Review

2023 | US
Best Low-Cost US Broker
Global Brokerage Awards

2023 | HK
Best Online Brokers in 2023
BrokerChooser Awards 2023

2023 | AU
Best Platform for Day Trading
Finder, Australia

2023 | UK
Investing Innovation Newcomer Award
Finder Investing & Saving Innovation

2023 | AU
Best Investing Solution
Adam Smith Awards Asia

2022 | US
Best Broker for Low-Cost Options Trading
Investopedia

2022 | US
Best Trading Platforms
Stock Brokers

2022 | US
Best Brokerage App
2022 Benzinga Fintech Award

2022 | US
Best Stock Trading App
FinTech Breakthrough

2022 | US
Best Investor Community
Stock Brokers

2022 | US
Best Options Trading Platform
Finder Stock Trading Platform Awards

2021 | US
The Top Fintech Companies Of 2021
CBInsights, The Fintech 250

2021 | US
Best Stock Trading Apps Best for No Commissions
Business Insider

2021 | US
Best Investment App
Benzinga

2020 | US
Best Free App for Stock Trading 2020
thebalance.com

14

Trends in Our Favor Accelerating Growth Ahead Digital Engagement Increasing Retail Participation 1 Accessibility of Financial Information 2 Globalization of Retail Investing 3 15

Customers and Community 2

Opportunities: Redefine Financial Services for Young Investors Our Potential Client Base Our Opportunities 4 Equity Notional Volumes Who Trade with Mobile App 44% of Overall Retail Investors 3 c. 23% From Retail Investors 78% of Retail Investors Aged 18-34 92M 1 Millennials 2022 2018 5 Global Trading Volume $97T $123T Increased by 28% in 4 Years 2.8B 2 Millennials 1 US Census Bureau, includes those born between 1980 - 2000 2 Our World in Data, includes those born between 1980 - 2000 3 From January 25, 2023 to February 1, 2023, Forbes 4 As of 2021, based on FINRA Investor Education Foundation published December 2022 17 5 As of December 2023, the World Federation of Exchanges based on trading volume of the top 30 exchanges around the world in terms of trading volume Global US

Mobile-First, Community Focused 1 Highest App Rating among Peers 296K Ratings 4.7 out of 5 Speaks the language of our customers 151K Ratings 4.6 out of 5 Learning Investing Focused on product Sharing 4.5 out of 5 121K Ratings innovation 6.6K Ratings 4.4 out of 5 Seamless trading Our Philosophy experience 4.2 out of 5 4.3M Ratings 6K Ratings 4.2 out of 5 1 As of February 20, 2024, rating based on US iOS App Store 18

Connected Community Where Users Learn from Each Other and The Platform to Grow Their Investing Knowledge “New Age” Investor Education Platform Accumulates User- Generated Content 2.2M+ (UGC) Users have contributed 1 to conversation Increases User Activity on the Platform 58% Investor Education Practice Sharing Registered users have 1 accessed community Well-rounded Virtual trading Insight and online courses prediction sharing Target different Trading User-driven Q&A learning needs competitions platform Maintains High Free stock Customer Stickiness 98% program Quarterly customer retention 1 rate of funded accounts 1 As of Dec 31, 2023 2 The retention rate is as of Q4 2023 19

Product & Technology 3

21

Webull Products are Designed with Experienced Traders in Mind Professional Partnerships Option Multiple-leg Strategies High Level Market Data LV2, 50 Best Bids, CSMI INDX More than 1,500 Indices include SPX Most values Multiple Terminals Index Values and VIX updated every 15 Desktop, iPad Available seconds during trading hours 22

Sleek, Convenient, and User-Friendly Interface Desktop Native Mobile App Web Platform Native App Presence Comprehensive and Intuitive Mobile App Functions Customized Interfaces 23

Advanced Market Data and Charting Tools Desktop App Technical Indicators Mobile App Charting Tools Alligator Relative Strength Index Moving Average Convergence / Divergence Fibonacci Tool Exponential Moving Average Moving Average Ichimoku Cloud Multiple Charting Tools 50 Technical Indicators Available e 1 As of Dec 31, 2023 1 In-depth analysis and advanced charting tools Market data from 42 exchanges 24

Professional-Grade Trading Experience Enjoy customizable trading widgets to tailor your Variety of order types to execute trades trading interface to your preferences via the desktop with precision and flexibility app, mobile app, and web-based application Multiple Order Types Customizable Trading Widgets Explore trading strategies to diversify and optimize your trading approach 11 Option Trading Strategies 25

Centralized Platform, Localized Implementation Webull’s DNA is Multi-country by Design Flexible Operating Automation Flexible Operating Automation Container Infrastructure Enhanced User Cloud-based Multiple Localized Experience and Servers Operating Efficiency Upgrades Released Stability Security Scalability Every Week • System remained • User data stored locally• Over 620k users registered available over >99.9% of and over 240k accounts • AES 256-bit encryption the time in 2021 opened, each in a single day 1 during peak time 1 In January 2021 26

Transaction Overview 4

Transaction Overview

Transaction Highlights

Valuation

- $7,287M enterprise value to market
- Implied pro-forma market capitalization of $7,852M

Financing

- Transaction expected to provide gross proceeds of approximately $100M
- $565M of cash held on the pro-forma balance sheet

Deal Structure

- Webull shareholders rolling 100% of their equity, will own 98.1% of the combined entity

Sources and Uses

Sources	($M)
Webull Rollover	$7,700
SPAC Trust Account Proceeds	100[1]
Total	**$7,800**

Uses	($M)
Equity to Webull	$7,700
Cash to Balance Sheet	85
Transaction Expense	15
Total	**$7,800**

Pro Forma Valuation at Close

PF Shares Outstanding (M)	785.2
Share Price ($)	$10.00
PF Equity Value ($M)	**$7,852**
(-) PF Net Cash ($M)	($565)
PF Enterprise Value ($M)	**$7,287**

Pro Forma Ownership at Close

	Shares (M)	% Own.
(1) Webull Rollover Equity	770.0	98.1%
(2) SPAC Shareholders	10.0	1.3%
(3) SPAC Sponsor	5.2[2]	0.7%



2
3
1

Notes:

- $480M net cash on balance sheet prior to transaction
- Assumes 785.2M pro forma shares outstanding
- The calculations on this slide assume an implicit value of $10.00 per SPAC class A ordinary share, which is based on convention and is not indicative of the real value of each SPAC class A ordinary share or the value which Webull attributes to each SPAC class A ordinary share; they also exclude impact of (i) 10,480,000 public warrants and 6,792,000 private placement warrants, each with a strike price of $11.50 per share, and (ii) incentive warrants to be issued to non-redeeming SPAC public shareholder at closing, with an initial strike price of $10.00 per share subject to ratchet down. Webull rolllover equity takes into account equity issuable or reserved for issuance under stock options or restricted share units granted by Webull

[1] Assumes $100M cash in trust for illustrative purposes. As of date of this presentation, cash in trust is ~$110M

[2] Does not take into account SPAC shares held by Sponsor that will be forfeited at the closing pursuant to non-redemption agreements between Sponsor and certain SPAC shareholders

28

Risk Factors Risks Relating to Webull’s Business and Industry • We have a limited operating history and our historical operating and financial results are not necessarily indicative of future performance, which makes it difficult to predict our future business prospects and financial performance. • We incurred net losses in the past, and we may not maintain net income in the future. • We face risks associated with our global operations and continued global expansion. In addition, new lines of business or new services may subject us to additional risks. • We may not be able to successfully execute our strategies and effectively manage our growth and the increasing complexity of our business. In addition, we face intense competition, and we may not compete effectively. • Our business is heavily reliant on trading related income; if there is a sustained slowdown in securities trading, our results of operations and business prospects may be adversely affected. • A majority of our trading-related income is derived from payment for order flow, or PFOF. PFOF may potentially create a misalignment of interest. • Our business depends on our strong brand. We may fail to protect or promote our brand and reputation, or be subject to negative media coverage of our company, our business partners, or our industry. • We rely on a limited number of market makers and liquidity providers to generate a large portion of our revenues. A loss of any of those market makers or liquidity providers could negatively affect our business. • A substantial portion of our business currently relies on collaboration with our clearing partner. • We historically provided our customers access to digital assets trading via our Webull app, which may subject us to risks. • Our customers may provide outdated, inaccurate, false, or misleading information during our “know your customer” procedures. • We may be unable to retain existing customers or attract new customers, or fail to offer a positive trading experience to our customers and address their needs. • We cannot guarantee the profitability of our customers’ investments or ensure that our customers will exercise rational judgment with respect to their investments. Risks Relating to Regulations Applicable to Our Industry • We are subject to extensive regulatory requirements in the jurisdictions where we operate and may be involved in regulatory investigations, actions, and settlements during our course of business. • The regulatory environments that we are subject to are still evolving and may cause us to incur substantial costs or require us to change our business practices in a materially adverse manner. • We may not be able to obtain or maintain all necessary licenses, permits, and approvals and to make all necessary registrations and filings for our business activities in multiple jurisdictions. • We have been in the past and may continue to be subject to complaints, claims, controversies, regulatory actions, and legal proceedings. Risks Relating to Our Platform, Systems and Technology • Our platform and internal systems rely on software and applications that are highly technical and may contain undetected errors. An increase in volume on our systems or other errors or events could cause them to malfunction. • We and our external service providers may experience unexpected network interruptions, security breaches, or computer virus attacks and failures in our information technology systems. • Failure to protect customer data and privacy or to prevent security breaches relating to our platform could result in economic loss, damage our reputation, deter customers from using our products and services, and expose us to legal penalties and liability. • Some of our products and services contain open-source software, which may pose particular risk to our proprietary software, products and services in a manner that negatively affects our business. Risks Relating to SKGR and the Business Combination • The approval of, or submission of filings with relevant regulatory authorities may be required in connection with the Business Combination. • The process of taking a company public by means of a business combination with a special purpose acquisition company is different from taking a company public through a traditional initial public offering and may create risks for SKGR’s unaffiliated investors. • SKGR’s current directors and officers and their affiliates have interests that are different from, or in addition to (and which may conflict with), the interests of its shareholders, and therefore potential conflicts of interest exist in recommending that shareholders vote in favor of approval of the Business Combination. • The exercise of SKGR’s directors’ discretion in agreeing to changes or waivers in the terms of the business combination agreement may result in a conflict of interest when determining whether such changes to the terms of the business combination agreement or waivers of conditions are appropriate and in SKGR’s best interest. • If SKGR is unable to complete this Business Combination, or another business combination, within the prescribed time frame, SKGR would cease all operations except for the purpose of winding up and redeem all the SKGR public shares and liquidate. Risks Relating to Ownership of Securities of Webull • There will be material differences between your current rights as a holder of SKGR Public Shares and the rights you will have as a holder of Webull Class A Ordinary Shares, some of which may adversely affect you. • Upon completion of the Business Combination, SKGR shareholders will become Webull shareholders, SKGR warrant holders will become holders of Webull Warrants and the market price for the Webull Class A Ordinary Shares and Webull Warrants may be affected by factors different from those that historically have affected SKGR. Risks Relating to Redemption of SKGR Public Shares • You will not have any rights or interests in funds from the trust account of SKGR (the “Trust Account”), except under certain limited circumstances. To liquidate your investment in SKGR, you may be forced to redeem or sell your SKGR public shares or SKGR public warrants, potentially at a loss. • SKGR public shareholders who wish to redeem their SKGR public shares for a pro rata portion of the Trust Account must comply with specific requirements for redemption, which may make it difficult for them to exercise their redemption rights prior to the deadline. • SKGR does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for SKGR to complete a business combination with which a substantial majority of its shareholders do not agree. 29